EXHIBIT 23.1



                   CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 2000 relating to the consolidated financial statements of Peter Kiewit Sons', Inc., which appears in Peter Kiewit Sons', Inc.'s Annual Report on Form 10-K for the year ended December 25, 1999.



                                  /s/ PricewaterhouseCoopers LLP
                                  PRICEWATERHOUSECOOPERS LLP
Omaha, Nebraska
November 1, 2000